UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

SPERO THERAPEUTICS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2018, Spero Therapeutics, Inc. (the “Company”) and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P. and MSI BVF SPV LLC (collectively, “BVF”) entered into an Exchange Agreement (the “Exchange Agreement”) pursuant to which BVF agreed to exchange (the “Exchange”) an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”), owned by BVF for an aggregate of 1,000 shares of the Company’s newly designated Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”).

As described below, the Series B Preferred Stock has substantially the same terms as the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), issued in July 2018 and currently held by BVF. The shares of Series B Preferred Stock to be issued in the Exchange shall be convertible into an aggregate of 1,000,000 shares of Common Stock (subject to adjustment as provided in the Certificate of Designation), subject to a 9.99% beneficial ownership blocker provision described below.

As of the date of the Exchange Agreement, BVF represented to the Company that it beneficially owned 1,726,590 shares of Common Stock, representing approximately 9.49% of the shares of Common Stock outstanding as of such date. In addition, BVF holds 2,220 shares of Series A Preferred Stock, which are convertible into 2,220,000 shares of Common Stock (subject to adjustment as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), subject to a 9.99% beneficial ownership blocker provision set forth in the Series A Certificate of Designation.

The Exchange is expected to close on or around November 19, 2018.

A copy of the Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Exchange Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement. The representations, warranties and covenants made by the Company in the Exchange Agreement were made solely for the benefit of the parties to the Exchange Agreement, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Moreover, such representations, warranties or covenants were made as of an earlier date. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Items 1.01 and 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure required by this Item and included in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2018, the Company designated 1,000 shares of its authorized and unissued preferred stock as Series B Convertible Preferred Stock and filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State.

Each share of Series B Preferred Stock is convertible into 1,000 shares of Common Stock (subject to adjustment as provided in the Certificate of Designation) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding, subject to certain exceptions. In the event of the Company’s liquidation, dissolution, or winding up, holders of Series B Preferred Stock will receive a payment equal to $0.001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of Common Stock and pari passu with any distributions to the holders of the Series A Preferred Stock. Shares of Series B Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the then outstanding Series B Preferred Stock will be required to amend the terms of the Series B Preferred Stock. Shares of Series B Preferred Stock will be entitled to receive any dividends payable to holders of Common Stock, and will rank:

•	senior to all of the Common Stock;

•	senior to any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms junior to the Series B Preferred Stock;

•

on parity with all shares of Series A Preferred Stock and any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms on parity with the Series B Preferred Stock; and

•	junior to any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms senior to the Series B Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily and/or the right to receive dividends.

The shares of Series B Preferred Stock issued in the Exchange were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock.

Exhibit 10.1	Exchange Agreement by and among Spero Therapeutics, Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P. and MSI BVF SPV LLC, dated as of November 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPERO THERAPEUTICS, INC.

Date: November 16, 2018	By:	/s/ Joel Sendek
Joel Sendek
Chief Financial Officer and Treasurer